Exhibit 10.2

EXECUTIVE EMPLOYMENT AGREEMENT

This Executive Employment Agreement (“Agreement”) entered into between Accredited Home Lenders, Inc. (“Company”) and Stuart Marvin (“Executive”) sets forth the discussions that have been held and the specific issues that have been agreed to as follows:

1. Employment. Company hereby employs Executive, and Executive hereby accepts such employment, upon the terms and conditions set forth herein.

2. Duties.

2.1 Position. Executive is employed as the Executive Vice President, Finance and Capital Markets and shall have the duties and responsibilities assigned by Company’s Chief Executive Officer (“CEO”) both upon initial hire and as may be reasonably assigned from time to time. Executive shall perform faithfully and diligently all duties assigned to Executive. Company reserves the right to modify Executive’s position and duties at any time in its sole and absolute discretion.

2.2 Best Efforts/Full-time. Executive will expend Executive’s best efforts on behalf of Company, and will abide by all policies and decisions made by Company, as well as all applicable federal, state and local laws, regulations or ordinances. Executive will act in the best interest of Company at all times. Executive shall devote Executive’s full business time and efforts to the performance of Executive’s assigned duties for Company, unless Executive notifies the CEO in advance of Executive’s intent to engage in other paid work and receives the CEO’s express written consent to do so.

2.3 Work Location. Executive’s duties will eventually be performed primarily at the Company’s offices in the San Diego, California area. However, as discussed and has been the practice for the past several weeks, it is expected that during the first several months of Executive’s employment with the Company he will be traveling extensively to meet with investors who are interested in purchasing whole loans, and bonds from Company’s securitizations as well as investors in its equity products. He will also be expected to attend various conferences and association meetings where the Company involvement and his participation will range from making formal presentations at various Company specific meetings to simply attending the event and networking with other attendees. Because virtually all of these meetings and events will be outside of Southern California and because Ray McKewon will continue to be employed full time until July 15, 2005, there is no need for the Executive to relocate to San Diego before that date. To that end, for those days where Executive is not traveling on company business, the Company has provided him with an office in its Houston location. The office is equipped with full access to the Company’s computer and telephone networks, a desk, and a full compliment of office equipment. On those days where he will not require full access to all of those items, he can work out of his home using his laptop and cell phone. While there will be occasions where he will need to be in San Diego, for specific meetings or events, prior to July 15, 2005, the Company will schedule those well in advance so he can arrange his total travel schedule accordingly. During this time period, the Company urges the Executive to begin the process of acquiring living accommodations in the San Diego area so that he will be able to move into a home in San Diego no later than July 15, 2005, and minimize temporary accommodations after that date.

3. At-Will Employment.

3.1 Effective Date. The effective date of this Agreement shall be April 11, 2005. This Agreement is for an unspecified term and is terminable by either party, with or without cause, at anytime with or without notice.

3.2 At-Will. Executive’s employment is not for a specified term and it may be terminated by the Company or by the Executive at any time with or without cause. The parties agree that the provisions of this Agreement are intended by Executive and by the Company as the complete and final expression of their understanding regarding the conditions under which Executive’s employment may be terminated. The parties further agree that no contrary or inconsistent agreement or representation (past, present, or future) is valid, and that this provision may not be augmented, contradicted, or modified in any way except in writing signed by the Executive and the CEO of the Company.

4. Compensation.

4.1 Base Salary. As compensation for Executive’s performance of Executive’s duties hereunder, Company shall pay to Executive an initial Base Salary of $425,000 per year, payable in accordance with the normal payroll practices of Company, less required deductions for state and federal withholding tax, social security and all other employment taxes and payroll deductions.

4.2 Inducement Stock Award: Shares of restricted common stock of Accredited Home Lenders Holding Co. (“Common Stock”) with a total value of $1,000,000 will be awarded to Executive as a material inducement to his employment with the Company. The shares shall be granted to Executive in two (2) separate awards of $500,000 in value each based upon the closing price of the Common Stock on April 14, 2005 (each an “Award,” and collectively “Awards”). Both Awards shall be made effective as of the date upon which Accredited Home Lenders Holding Co. files an S-8 Registration Statement registering the shares underlying the Awards (the “Effective Date”). The shares underlying the first Award shall vest according to the following schedule: 50% on the second anniversary of the Effective Date, with an additional 25% vesting on each of the third and fourth anniversaries of the Effective Date. The shares underlying the second Award shall vest as follows: 50% on February 15, 2008, with an additional 25% vesting on February 15, 2009 and the last 25% vesting on February 15, 2010. Any unvested portion of the stock awards at the time of Executive’s termination of employment for any reason shall be automatically reacquired by Accredited Home Lenders Holding Co. without any payment to Executive. Executive will be paid additional cash amounts sufficient to cover the federal and state income tax associated with both Awards (to the extent such income tax must be paid), and conditioned upon Executive’s 83(b) election at the time of each stock award. The terms and conditions of these Awards are more fully set forth in the Restricted Stock Agreements attached hereto as Exhibits A and B, respectively, and incorporated herein by reference.

4.3 Signing Bonus: Executive shall be paid a $250,000 cash signing bonus to be paid on May 1, 2005. Said signing bonus shall be repaid by Executive on a pro-rata basis should he voluntarily terminate his position with the Company or if his employment is terminated by the Company with cause (as defined in Section 9.1 below) during the first twelve months of his employment.

4.4 Incentive Compensation. Executive will be eligible to earn incentive compensation in accordance with the provisions of the Executive Management Incentive Compensation Plan (“the Plan”), a copy of which is attached hereto as Exhibit C, subject to the following modifications:

(a) Cash Bonus Award: For the year 2005, Executive will receive a cash bonus award of the greater of $400,000 or the amount awarded under the Plan. In addition, Executive will be given credit as though he earned the Base Salary for all of 2005 when the cash bonus awards are determined as a percentage of such Base Salary. For the years 2006 and 2007, Executive will also receive a bonus award of the greater of $100,000 or the amount awarded under the Plan. Executive will only be entitled to such payments if he is employed by the Company on the date payment is made. Nothing in this paragraph alters the at-will relationship between the Executive and the Company.

(b) Equity Awards: Executive will also be eligible for equity awards under the Plan, except that his participation in such equity component for the 2005 year, if any, will be limited to payments under the Plan only to the extent such payments exceed $1,000,000 in value. As a result, Executive’s participation in the equity component of the Plan for 2005 is intended to be active only to the extent the “floor” value of $1,000,000, which has already been awarded to Executive through the Awards noted above in Section 4.2, has been exceeded. Executive will be given credit as though he earned the Base Salary for all of 2005 when the stock award bonuses are determined as a percentage of such Base Salary.

4.5 Stock Options. At the April 27, 2005 Board Meeting, Executive was granted an incentive stock option to purchase 80,000 shares of Company’s Common Stock with regular vesting.

5. Customary Fringe Benefits. Executive will be eligible for all customary and usual fringe benefits generally available to executives of Company subject to the terms and conditions of Company’s benefit plan documents. Company reserves the right to change or eliminate the fringe benefits on a prospective basis, at any time, effective upon notice to Executive.

6. Paid Time Off. Executive shall not be entitled to participate in the Company’s Paid Time Off (“PTO”) Program. As a result, Executive will not accrue PTO while employed with the Company. However, Executive shall be entitled to take paid time off on an as needed basis subject to the needs of the Company and review by the CEO.

7. Moving Expenses. Executive will be reimbursed for all reasonable expenses associated with relocating to San Diego, California, including real estate commissions for the sale of two properties in Texas (primary residence and vacation) together valued at less than $700,000. In the event the Executive’s employment with Accredited terminates within twelve months of such reimbursement, other than through a termination without cause, the Executive will repay the amount on a pro rata basis.

8. Business Expenses. Executive will be reimbursed for all reasonable, out-of-pocket business expenses incurred in the performance of Executive’s duties on behalf of Company. To obtain reimbursement, expenses must be submitted promptly with appropriate supporting documentation in accordance with Company’s policies.

9. Termination of Executive’s Employment.

9.1 Termination for Cause by Company. Although Company anticipates a mutually rewarding employment relationship with Executive, Company may terminate Executive’s employment immediately at any time for Cause. For purposes of this Agreement, “Cause” is defined as: (a) acts or omissions constituting gross negligence, recklessness or willful misconduct on the part of Executive with respect to Executive’s obligations or otherwise relating to the business of Company; (b) Executive’s material breach of this Agreement or Company’s Employee Innovations and Proprietary Rights Agreement; (c) Executive’s conviction or entry of a plea of nolo contendere for fraud, misappropriation or embezzlement, or any felony or crime of moral turpitude; (d) Executive’s willful neglect of duties as determined in the sole and exclusive discretion of the CEO; or (e) Executive’s failure to perform the essential functions of Executive’s position, with or without reasonable accommodation, due to a mental or physical disability. “Cause” shall exist to terminate this Agreement if Employer makes a determination, in good faith, that facts exist to constitute cause as defined herein. In the event Executive’s employment is terminated for cause, Executive shall be entitled to receive only the Base Salary then in effect, prorated to the date of termination. All other Company obligations to Executive pursuant to this Agreement will become automatically terminated and completely extinguished, except as to any options that have vested under the schedule contained in the attached Exhibits A and B as of the day of termination.

9.2 Termination Without Cause by Company. Company may terminate Executive’s employment under this Agreement without Cause at any time for any reason (‘termination without cause”). In the event of a termination without cause, Executive will be entitled to receive (a) any salary unpaid as of the date of termination; (b) no other severance pay or benefits. In the event of a termination without cause, all other Company obligations to Executive pursuant to this Agreement will become automatically terminated and completely extinguished, except as to any options that have vested under the schedule contained in the attached Exhibits A and B as of the last day of the month in which the termination without cause occurs.

9.3 Voluntary Resignation by Executive. Executive’s employment under this Agreement may be terminated by Executive at any time for any reason. In the event of a termination by Executive, Executive will be entitled to receive (a) any salary accrued and unpaid as of the date of termination, and (b) no other severance. In the event of a termination at the Executive’s election, all other Company obligations to Executive pursuant to this Agreement will become automatically terminated and completely extinguished, except as to any options that have vested under the schedule contained in the attached Exhibits A and B as of the last day of the month in which the voluntary termination occurs.

10. No Conflict of Interest. During the term of Executive’s employment with Company, Executive must not engage in any work, paid or unpaid, that creates an actual conflict of interest with Company. Such work shall include, but is not limited to, directly or indirectly competing with Company in any way, or acting as an officer, director, employee, consultant, stockholder, volunteer, lender, or agent of any business enterprise of the same nature as, or which is in direct competition with, the business in which Company is now engaged or in which Company becomes engaged during the term of Executive’s employment with Company, as may be determined by the Board of Directors in its sole discretion. If the Board of Directors believes such a conflict exists during the term of this Agreement, the Board of Directors may ask Executive to choose to discontinue the other work or resign employment with Company. In addition, Executive agrees not to refer any client or potential client of Company to competitors of Company, without obtaining Company’s prior written consent, during the term of Executive’s employment.

11. Confidentiality and Proprietary Rights. All non-pubic information relating to the Company’s operations, procedures, methods, pricing, customers, employees, contractors, vendors, investors, lenders, financial condition or results of operations, and any other information relating to the Company acquired by Executive during his employment does and shall constitute valuable, proprietary and confidential information of the Company (“Confidential Information”), and shall not, either during or after his employment, be disclosed by him to any third party or used by him for his own advantage or the advantage of any third party, except in connection with the performance of his duties and responsibilities as an employee of Company. Upon termination of his employment, Executive will return to Company the originals and any copies of Confidential Information provided by the Company to him.

12. Injunctive Relief. Executive acknowledges that Executive’s breach of the covenants contained in sections 10 and 11 (collectively “Covenants”) would cause irreparable injury to Company and agrees that in the event of any such breach, Company will be entitled to seek temporary, preliminary and permanent injunctive relief without the necessity of proving actual damages or posting any bond or other security.

13. Agreement to Arbitrate. To the fullest extent permitted by law, Executive and Company agree to arbitrate any controversy, claim or dispute between them arising out of or in any way related to this Agreement, the employment relationship between Company and Executive and any disputes upon termination of employment, including but not limited to breach of contract, tort, discrimination, harassment, wrongful termination, demotion, discipline, failure to accommodate, family and medical leave, compensation or benefits claims, constitutional claims; and any claims for violation of any local, state or federal law, statute, regulation or ordinance or common law. Claims for workers’ compensation, unemployment insurance benefits, and Company’s right to obtain injunctive relief pursuant to section 12 above are excluded. For the purpose of this agreement to arbitrate, references to “Company” include all parent, subsidiary or related entities and their employees, supervisors, officers, directors, agents, pension or benefit plans, pension or benefit plan sponsors, fiduciaries, administrators, affiliates and all successors and assigns of any of them, and this agreement shall apply to them to the extent Executive’s claims arise out of or relate to their actions on behalf of Company.

13.1 Consideration. The mutual promise by Company and Executive to arbitrate any and all disputes between them (except for those referenced above) rather than litigate them before the courts or other bodies, provides the consideration for this agreement to arbitrate.

13.2 Initiation of Arbitration. Either party may exercise the right to arbitrate by providing the other party with written notice of any and all claims forming the basis of such right in sufficient detail to inform the other party of the substance of such claims. In no event shall the request for arbitration be made after the date when institution of legal or equitable proceedings based on such claims would be barred by the applicable statute of limitations.

13.3 Arbitration Procedure. The arbitration will be conducted in San Diego, California by a single neutral arbitrator and in accordance with the then current rules for resolution of employment disputes of the American Arbitration Association (“AAA”) (available on-line at www.adr.org). The parties are entitled to representation by an attorney or other representative of their choosing. The arbitrator shall have the power to enter any award that could be entered by a judge of the trial court of the State of California, and only such power, and shall follow the law. The parties agree to abide by and perform any award rendered by the arbitrator. The arbitrator shall issue the award in writing and therein state the essential findings and conclusions on which the award is based. Judgment on the award may be entered in any court having jurisdiction thereof.

14. General Provisions.

14.1 Successors and Assigns. The rights and obligations of Company under this Agreement will inure to the benefit of and will be binding upon the successors and assigns of Company. Executive will not be entitled to assign any of Executive’s rights or obligations under this Agreement.

14.2 Waiver. Either party’s failure to enforce any provision of this Agreement will not in any way be construed as a waiver of any such provision, or prevent that party thereafter from enforcing each and every other provision of this Agreement.

14.3 Attorneys’ Fees. Each side will bear its own attorneys’ fees in any dispute unless a statutory section at issue, if any, authorizes the award of attorneys’ fees to the prevailing party.

14.4 Severability. In the event any provision of this Agreement is found to be unenforceable by an arbitrator or court of competent jurisdiction, such provision will be deemed modified to the extent necessary to allow enforceability of the provision as so limited, it being intended that the parties will receive the benefit contemplated herein to the fullest extent permitted by law. If a deemed modification is not satisfactory in the judgment of such arbitrator or court, the unenforceable provision shall be deemed deleted, and the validity and enforceability of the remaining provisions shall not be affected thereby.

14.5 Interpretation; Construction. The headings set forth in this Agreement are for convenience only and shall not be used in interpreting this Agreement. This Agreement has been drafted by legal counsel representing Company, but Executive has participated in the negotiation of its terms. Furthermore, Executive acknowledges that Executive has had an opportunity to review and revise the Agreement and have it reviewed by legal counsel, if desired, and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

14.6 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the United States and the State of California. Each party consents to the jurisdiction and venue of the state or federal courts in San Diego, California, if applicable, in any action, suit, or proceeding arising out of or relating to this Agreement.

14.7 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows with notice deemed given as indicated: (a) by personal delivery when delivered personally; (b) by overnight courier upon written verification of receipt; (c ) by telecopy or facsimile transmission upon acknowledgment of receipt of electronic transmission; or (d) by certified or registered mail, return receipt requested, upon verification of receipt. Notice shall be sent to the address as either party may specify in writing.

14.8 Survival. Sections 10 (“No Conflict of Interest”), 11 (“Confidentiality and Proprietary Rights”), 12 (“Injunctive Relief”), 13 (“Agreement to Arbitrate”), 14 (“General Provisions”), and 15 (“Entire Agreement”) of this Agreement shall survive Executive’s employment by Company.

15. Entire Agreement. This Agreement, and the attached Exhibits A through C, inclusive, constitutes the entire agreement between the parties relating to this subject matter and supersedes all prior or simultaneous representations, discussions, negotiations, and agreements, whether written or oral. This Agreement may be amended or modified only with the written consent of Executive and the CEO. No oral waiver, amendment or modification will be effective under any circumstances whatsoever.

16. Execution of Exhibits. Executive agrees as part of this Employment Agreement to be bound by the following agreements:

Exhibit A—Restricted Stock Agreement

Exhibit B—Restricted Stock Agreement

Exhibit C—Executive Management Incentive Compensation Plan

Each of the above agreements or documents is incorporated herein by this reference. Executive acknowledges that he has read each such agreement or document. Executive agrees to be bound at this time by the terms of Exhibits A through C, inclusive.

THE PARTIES TO THIS AGREEMENT HAVE READ THE FOREGOING AGREEMENT AND FULLY UNDERSTAND EACH AND EVERY PROVISION CONTAINED HEREIN. WHEREFORE, THE PARTIES HAVE EXECUTED THIS AGREEMENT ON THE DATES SHOWN BELOW.

STUART MARVIN

Dated:

Dated:	By:
JAMES A. KONRATH, CEO
ACCREDITED HOME LENDERS, INC.

Exhibit A

ACCREDITED HOME LENDERS HOLDING CO.

RESTRICTED STOCK AGREEMENT

Accredited Home Lenders Holding Co. (the “Company”) has granted to Stuart D. Marvin (the “Participant”) an Award consisting of Shares subject to the terms and conditions set forth in this Restricted Stock Agreement (the “Agreement”). The Award has been granted pursuant to an offer of employment between the Company and the Participant. By signing this Agreement, the Participant: (a) represents that the Participant has read and is familiar with the terms and conditions of the Award and this Agreement, (b) accepts the Award subject to all of the terms and conditions of this Agreement, (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement, and (d) acknowledges receipt of a copy of this Agreement.

1. DEFINITIONS AND CONSTRUCTION.

1.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Date of Grant” means April 15, 2005.

(b) “Award” means a total of Fourteen Thousand Two Hundred and Forty (14,240) shares of Stock granted to the Participant pursuant to the terms and conditions of this Agreement.

(c) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer this Agreement, “Board” also means such Committee(s).

(d) “Cause” shall mean a Participant’s termination of employment for any of the following reasons: (i) theft, dishonesty or falsification of business records; (ii) improper use or disclosure of confidential or proprietary information regarding the Company; (iii) failure of the Participant to perform his or her job, including all assigned duties; (iv) any material breach of a written employment agreement which is not cured pursuant to the terms of the agreement; (v) the Participant’s conviction of a criminal act which impairs his or her ability to perform duties for the Company; or (vi) any action by the Participant which has a detrimental effect on the business of the Company.

(e) “Change in Control” shall mean: (i) the acquisition by an individual “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) or entity or a group of individuals or entities acting in concert, directly or indirectly, through one transaction or a series of related transactions, of more than 50% of the outstanding voting securities of the Company; (ii) a merger or consolidation of the Company with or into another entity after which the stockholders of the Company immediately prior to such transaction hold less than 50% of the voting securities of the surviving entity; or (iii) a sale of all or substantially all of the assets of the Company.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(g) “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Agreement and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Agreement, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(h) “Company” means Accredited Home Lenders Holding Co., a Delaware corporation, or any successor corporation thereto.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(k) “Good Reason” means: (i) the Participant’s compensation, including salary, bonus and perquisites, are reduced from the compensation level in effect for the Participant during the year preceding the Change in Control (or such shorter period of time as the Participant was employed by the Company); or (2) without the Participant’s consent, the relocation of the principal place of the Participant’s employment to a location that is more than fifty (50) miles from the Participant’s current place of employment; or (3) a material diminution of the Participant’s title or duties with the Company.

(l) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(m) “Participant” means Stuart D. Marvin.

(n) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

(o) “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

(p) “Restriction Period” means the period established in accordance with Section 3 during which shares subject the Award are subject to Vesting Conditions.

(q) “Securities Act” means the Securities Act of 1933, as amended.

(r) “Service” means the Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a director or a consultant. The Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Participating Company Group or change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, the Participant’s Service with the Participating Company Group shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant’s Service shall be deemed to have terminated unless the Participant’s right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining the Participant’s Vested Shares. The Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(s) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(t) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(u) “Vesting Conditions” mean those conditions established in accordance with Section 3 of this Agreement prior to the satisfaction of which shares subject to the Award remain subject to forfeiture or a repurchase option in favor of the Company.

1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2. THE AWARD.

2.1 Grant and Issuance of Shares. On the Date of Grant, the Participant will acquire and the Company will issue, subject to the provisions of this Agreement, a number of Shares equal to the Award provided by this Agreement. As a condition to the issuance of the Shares, the Participant shall execute and deliver to the Company along with this Agreement (a) the Joint Escrow Instructions in the form attached to this Agreement and (b) the Assignment Separate from Certificate duly endorsed (with date and number of shares blank) in the form attached to this Agreement.

2.2 No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Shares, the consideration for which shall be past services actually rendered and/or future services to be rendered to the Company or for its benefit.

2.3 Certificate Registration. The certificate for the Shares shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

2.4 Issuance of Shares in Compliance with Law. The issuance of the Shares shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No Shares shall be issued hereunder if their issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any Shares shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of the Shares, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

3. VESTING CONDITIONS.

3.1 Normal Vesting. Fifty percent (50%) of the Shares granted under this Award shall vest on the second anniversary of the Date of Grant, provided that the Participant’s

Service to the Company has not terminated prior to such date. An additional twenty-five percent (25%) of the Shares granted under this Award shall vest on the third anniversary of the Date of Grant, and the remaining twenty-five percent (25%) of the Shares granted under this Awards shall vest on the fourth anniversary of the Date of Grant, provided that the Participant’s Service to the Company has not terminated prior to any such date. No additional Shares will become vested following the Participant’s termination of Service for any reason. Shares that are not vested (“Unvested Shares”) shall be subject to the reacquisition rights set forth in Section 4.1 below.

3.2 Acceleration of Vesting Upon a Termination After a Change in Control. A Participant shall become one hundred percent (100%) vested in the Award in the event that if within one (1) year after a Change in Control the Participant’s employment is terminated without Cause, or if the Participant resigns for Good Reason. The Committee shall determine whether a termination of Service is for Cause or on account of Good Reason in accordance with this Agreement.

4. COMPANY REACQUISITION RIGHT.

4.1 Grant of Company Reacquisition Right. In the event that (a) the Participant’s Service terminates for any reason or no reason, with or without cause, or (b) the Participant, the Participant’s legal representative, or other holder of the Shares, attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to a Change in Control), including, without limitation, any transfer to a nominee or agent of the Participant, any Unvested Shares, the Company shall automatically reacquire the Unvested Shares, and the Participant shall not be entitled to any payment therefor (the “Company Reacquisition Right”).

4.2 Change in Control. Upon the occurrence of a Change in Control, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of the Participant’s ownership of Unvested Shares shall be immediately subject to the Company Reacquisition Right and included in the terms “Shares,” “Stock,” and “Unvested Shares” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Shares immediately prior to the Change in Control.

5. TAX MATTERS.

5.1 Tax Withholding. At the time this Agreement is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from any amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the Award, including, without limitation, obligations arising upon (a) the transfer of Shares to the Participant, (b) the lapsing of any Vesting Conditions with respect to any Shares, (c) the filing of an election to recognize tax liability, or (d) the transfer by the Participant of any Shares. The Company shall have no obligation to deliver the Shares or to release any Shares from an escrow established pursuant to this Agreement until the tax withholding obligations of the Company have been satisfied by the Participant.

5.2 Election Under Section 83(b) of the Code.

(a) The Participant understands that Section 83 of the Code taxes as ordinary income the difference between the amount paid for the Shares, if anything, and the Fair Market Value of the Shares as of the date on which the Shares are “substantially vested,” within the meaning of Section 83. In this context, “substantially vested” means that the right of the Company to reacquire the Shares pursuant to the Company Reacquisition Right has lapsed. The Participant understands that he or she may elect to have his or her taxable income determined at the time he or she acquires the Shares rather than when and as the Company Reacquisition Right lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service no later than thirty (30) days after the date of acquisition of the Shares. The Participant understands that failure to make a timely filing under Section 83(b) will result in his or her recognition of ordinary income, as the Company Reacquisition Right lapses, on the difference between the purchase price, if anything, and the Fair Market Value of the Shares at the time such restrictions lapse. The Participant further understands, however, that if Shares with respect to which an election under Section 83(b) has been made are forfeited to the Company pursuant to its Company Reacquisition Right, such forfeiture will be treated as a sale on which there is realized a loss equal to the excess (if any) of the amount paid (if any) by the Participant for the forfeited Shares over the amount realized (if any) upon their forfeiture. If the Participant has paid nothing for the forfeited Shares and has received no payment upon their forfeiture, the Participant understands that he or she will be unable to recognize any loss on the forfeiture of the Shares even though the Participant incurred a tax liability by making an election under Section 83(b).

(b) The Participant understands that he or she should consult with his or her tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date of the acquisition of the Shares pursuant to this Agreement. Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to the Participant. The Participant acknowledges that he or she has been advised to consult with a tax advisor regarding the tax consequences to the Participant of the acquisition of Shares hereunder. ANY ELECTION UNDER SECTION 83(b) THE PARTICIPANT WISHES TO MAKE MUST BE FILED NO LATER THAN 30 DAYS AFTER THE DATE ON WHICH THE PARTICIPANT ACQUIRES THE SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. THE PARTICIPANT ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS THE PARTICIPANT’S SOLE RESPONSIBILITY, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS OR HER BEHALF.

(c) The Participant will notify the Company in writing if the Participant files an election pursuant to Section 83(b) of the Code. The Company intends, in the event it does not receive from the Participant evidence of such filing, to claim a tax deduction for any amount which would otherwise be taxable to the Participant in the absence of such an election.

6. ESCROW.

6.1 Establishment of Escrow. To ensure that Shares subject to the Company Reacquisition Right will be available for reacquisition, the Participant agrees to deliver to and deposit with an escrow agent designated by the Company the certificate evidencing the Shares, together with an Assignment Separate from Certificate with respect to such certificate duly endorsed (with date and number of shares blank) in the form attached to this Agreement, to be held by the agent under the terms and conditions of the Joint Escrow Instructions in the form attached to this Agreement (the “Escrow”). The Company shall bear the expenses of the Escrow.

6.2 Delivery of Shares to Participant. As soon as practicable after the expiration of the Company’s Reacquisition Right, but not more frequently than twice each calendar year, the Company shall give to the escrow agent a written notice directing the escrow agent to deliver such Shares to the Participant. As soon as practicable after receipt of such notice, the escrow agent shall deliver to the Participant the Shares specified in such notice, and the Escrow shall terminate with respect to such Shares.

7. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

In the event of any stock dividend, stock split, reverse stock split, recapitalization, merger, combination, exchange of shares, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to this Agreement. Any and all new, substituted or additional securities or other property to which Participant is entitled by reason of his or her ownership of the Shares will be immediately subject to the provisions of this Agreement and the Escrow on the same basis as all Shares originally acquired hereunder and will be included in the terms “Shares” and “Stock” for all purposes of this Agreement and the Escrow with the same force and effect as the Shares presently subject thereto. The adjustments determined by the Board pursuant to this Section 7 shall be final, binding and conclusive.

8. LEGENDS.

The Company may at any time place legends referencing the Company Reacquisition Right and any applicable federal, state or foreign securities law restrictions on all certificates representing the Shares. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing the Shares in the possession of the Participant in order to carry out the provisions of this Section.

9. TRANSFERS IN VIOLATION OF AGREEMENT.

No Shares may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Participant), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Agreement and, except pursuant to a “Change in Control” as defined in the “Change-in-Control Agreement, until the date on which such shares become Vested Shares, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any Shares which will have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares will have been so transferred. In order to enforce its rights under this Section, the Company shall be authorized to give a stop transfer instruction with respect to the Shares to the Company’s transfer agent.

10. RIGHTS AS A STOCKHOLDER.

The Participant shall have no rights as a stockholder with respect to any Shares subject to the Award until the date of the issuance of a certificate for such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 7. Subject to the provisions of this Agreement, the Participant shall be entitled to all rights and privileges of a stockholder of the Company with respect to Shares deposited in the Escrow pursuant to Section 6.

11. RIGHT TO CONTINUED SERVICE WITH THE COMPANY.

Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of the Company or interfere in any way with any right of the Company to terminate the Participant’s Service at any time.

12. MISCELLANEOUS PROVISIONS.

12.1 Administration. All questions of interpretation concerning this Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Award. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

12.2 Amendment. The Board may amend this Agreement at any time; provided, however, that no such amendment may adversely affect the Participant’s rights under this Agreement without the consent of the Participant. No amendment or addition to this Agreement shall be effective unless in writing.

12.3 Nontransferability of the Award. The right to acquire Shares pursuant to the Award may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. During the lifetime of the Participant, all rights with respect to this Award shall be exercisable only by the Participant.

12.4 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

12.5 Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

12.6 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature in this Agreement or at such other address as such party may designate in writing from time to time to the other party.

12.7 Integrated Agreement. This Agreement constitutes the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein and there are no agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein.

12.8 Applicable Law. The Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

12.9 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

By their signatures below, the Company and the Participant agree that the Award is governed by the provisions of this Agreement. The Participant acknowledges receipt of a copy of this Agreement, and represents that the Participant has read and is familiar with the provisions of the Agreement, and hereby accepts the Award subject to all applicable terms and conditions.

ACCREDITED HOME LENDERS HOLDING CO.		PARTICIPANT

James A. Konrath, Chief Executive Officer		Stuart D. Marvin

Dated as of April 15, 2005
Address:	ATTN: Chief Executive Officer
	15090 Avenue of Science	Address:
San Diego, CA 92128

ATTACHMENTS:    Joint Escrow Instructions and Assignment Separate from Certificate

ACCREDITED HOME LENDERS HOLDING CO.

RESTRICTED STOCK AGREEMENT

JOINT ESCROW INSTRUCTIONS

These Joint Escrow Instructions are entered into as of April 15, 2005.

RECITALS

A. Accredited Home Lenders Holding Co., a Delaware corporation (the “Company”), and its undersigned employee (the “Participant”) desire to appoint David E. Hertzel, General Counsel of the Company, as their agent (the “Agent”) with respect to certain certificate(s) evidencing shares of the Company’s common stock (the “Stock”) awarded to the Participant pursuant to the terms and conditions of the Restricted Stock Agreement attached hereto as Exhibit A (the “Agreement”).

ESCROW INSTRUCTIONS

The Company and the Participant hereby authorize and direct the Agent to hold the documents and certificate(s) delivered to the Agent pursuant to these Escrow Instructions and to take the following actions with respect thereto, and the Company and the Participant hereby agree as follows:

1. The Participant hereby delivers and/or agrees to deliver to the Agent the Participant’s certificate(s) evidencing the Stock and an Assignment Separate From Certificate executed in blank. The Participant irrevocably authorizes the Company to deposit with the Agent any certificate(s) evidencing shares of the Company’s common stock acquired by the Participant pursuant to the Agreement which the Company may from time to time issue to the Participant during the term of these Escrow Instructions.

2. The provisions of these Escrow Instructions shall apply for so long as the Stock is subject to the Company Reacquisition Right set forth in the Agreement (the “Reacquisition Rights”). Upon termination of the Company’s Reacquisition Rights this escrow will terminate.

3. In the event the Company shall elect to exercise any of the Reacquisition Rights, the Company shall give to the Participant and the Agent a written notice (the “Reacquisition Notice”) which states (a) the terms and conditions of such purchase, determined in accordance with the provisions of the Stock Purchase Agreement, and (b) a time and date for a closing hereunder at the principal office of the Company. The Participant and the Company hereby irrevocably authorize and direct the Agent to close the transaction contemplated by the Reacquisition Notice in accordance with the terms of the Reacquisition Notice. At the closing, the Agent shall deliver the certificate(s) evidencing the shares of Stock to be transferred to the Company against the simultaneous delivery by the Company to the Agent of the consideration, if any, for the number of shares of Stock being thus purchased. The balance of any such shares of Stock and the consideration so received shall be retained by the Agent and held in accordance with these Escrow Instructions.

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4. The Company may at any time release some or all of the Stock from the provisions of these Escrow Instructions by giving written notice to the Participant and the Agent directing delivery to the Participant of the shares of Stock to be released. Twice per calendar year the Participant may request that the Company direct the Agent to release from the provisions of these Escrow Instructions the shares of Stock which are no longer subject to any of the Company’s Reacquisition Rights. The Company shall give to the Participant and the Agent written notice directing delivery to the Participant of the shares of Stock to be released. The Agent shall use the Agent’s best efforts to cause the certificate(s) evidencing the Stock held by the Agent to be delivered to the Participant pursuant to such notice within ten (10) days from receipt of such notice.

5. To facilitate the exercise of any of the Reacquisition Rights and the performance of these instructions, the Participant does hereby constitute and appoint the Agent as the Participant’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments, or other instruments which shall be necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated, including the Company’s exercise of its rights as a secured party. The Participant understands that such appointment is coupled with an interest and is irrevocable. Subject to the provisions of these Escrow Instructions, the Participant shall exercise all rights and privileges of a stockholder of the Company while the Stock is held by the Agent; provided, however, the Participant may not sell, transfer, dispose of, or in any manner encumber any shares of the Stock while such shares of Stock are held by the Agent hereunder.

6. If at the time of termination of this escrow, the Agent shall have in the Agent’s possession any documents, securities, or other property belonging to the Participant, the Agent shall deliver all of same to the Participant and shall be discharged of all further obligations hereunder.

7. The Agent’s duties hereunder may be altered, amended, modified, or revoked only by a writing signed by the Company and the Participant, and approved by the Agent.

8. The Agent shall not be personally liable for any act the Agent may do or omit to do hereunder as escrow agent, agent for the Company, or attorney in fact for the Participant while acting in good faith and in the exercise of the Agent’s own good judgment, and any act done or omitted by the Agent pursuant to the advice of the Agent’s own attorneys shall be conclusive evidence of such good faith.

9. The Agent is hereby expressly authorized to disregard any and all warnings by any of the parties hereto or by any other person, firm, corporation, or other entity, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments, or decrees of any court. In the event the Agent obeys or complies with any such order, judgment, or decree of any court, the Agent shall not be liable to any of the parties hereto or to any other person, firm, corporation, or other entity by reason of such compliance notwithstanding that any such order, judgment, or decree shall be subsequently reversed, modified, annulled, set aside, vacated, or found to have been entered without jurisdiction.

10. The Agent shall not be liable in any respect on account of the identity, authorities, or rights of the parties executing or delivering or purporting to execute or deliver any agreements

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or documents called for by the Stock Purchase Agreement or any documents or papers deposited or called for hereunder.

11. The Agent shall not be liable for the barring of any rights under the statute of limitations with respect to these Escrow Instructions or any documents deposited with the Agent.

12. By signing these Escrow Instructions, the Agent becomes a party hereto only for the purpose of said Escrow Instructions. The Agent shall not be considered a party to the Stock Purchase Agreement or to any documents or agreements called for by the Stock Purchase Agreement.

13. The Agent may resign from the Agent’s duties hereunder at any time upon written notice to the Company and the Participant and delivery of all documents and certificates held in this escrow to the successor escrow agent. If a successor escrow agent has not been appointed within thirty (30) days, the Agent may deliver all such documents and certificates to the Company, at which time, all further responsibilities and duties of the Agent shall cease.

14. If prior to the termination of these Escrow Instructions the Agent shall resign or otherwise cease to operate as escrow agent, a successor escrow agent shall be designated by the Board of Directors of the Company. The Board of Directors of the Company may, at any time, substitute another party in the Agent’s place as escrow agent hereunder, and the Participant hereby expressly accepts such substitution.

15. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)	if to the Company, to:

Accredited Home Lenders Holding Co.
15090 Avenue of Science
San Diego, CA 92128
Attn: General Counsel

(b)	if to the Participant, to the address set forth below the Participant’s signature below.

(c)	if to the Agent, to:

General Counsel
Accredited Home Lenders Holding Co.
15090 Avenue of Science
San Diego, CA 92128

16. The provisions of these Escrow Instructions shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

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17. These Escrow Instructions shall be governed, to the fullest extent possible, by the laws contained in the California Commercial Code, including any regulations or judicial interpretations with respect thereto. To the extent that any matter is not governed by the laws contained in the California Commercial Code, such matter shall be governed by the laws of the state of the Participant’s residence as such laws are applied to agreements between residents of such state entered into and to be performed entirely within such state.

18. The terms and conditions of these Escrow Instructions, including all terms and conditions incorporated by reference herein, shall survive the exercise of the stock purchase right granted pursuant to the Stock Purchase Agreement and shall continue in full force and effect thereafter.

19. These Escrow Instructions, the Notice and the Stock Purchase Agreement contain the entire understanding of the Company and the Participant with respect to the subject matter contained herein, and there are no other contracts, agreements, understandings, representations, warranties, or covenants with respect to the subject matter contained herein.

IN WITNESS WHEREOF, the Company and the Participant have executed these Escrow Instructions as of the date first above written.

ACCREDITED HOME LENDERS HOLDING CO.

James A. Konrath, Chief Executive Officer

PARTICIPANT:

Stuart D. Marvin

Address:

ESCROW AGENT:

David E. Hertzel, General Counsel

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The undersigned, being the spouse of the above-named Participant, does hereby acknowledge that the undersigned has read and is familiar with the provisions of the above Joint Escrow Instructions, and the undersigned hereby agrees thereto and joins therein to the extent, if any, that the agreement and joinder of the undersigned may be necessary.

Signature of Spouse, if applicable

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ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED the undersigned does hereby sell, assign and transfer unto                                                                                                                                                                                                                                                                                (            ) shares of the common stock of Accredited Home Lenders Holding Co. (the “Company”) standing in the undersigned’s name on the books of said corporation represented by Certificate No.                     herewith and does hereby irrevocably constitute and appoint the General Counsel of the Company as Attorney to transfer the said stock on the books of said corporation with full power of substitution in the premises.

Dated:
Signature

Print Name

Exhibit B

ACCREDITED HOME LENDERS HOLDING CO.

RESTRICTED STOCK AGREEMENT

Accredited Home Lenders Holding Co. (the “Company”) has granted to Stuart D. Marvin (the “Participant”) an Award consisting of Shares subject to the terms and conditions set forth in this Restricted Stock Agreement (the “Agreement”). The Award has been granted pursuant to an offer of employment between the Company and the Participant. By signing this Agreement, the Participant: (a) represents that the Participant has read and is familiar with the terms and conditions of the Award and this Agreement, (b) accepts the Award subject to all of the terms and conditions of this Agreement, (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement, and (d) acknowledges receipt of a copy of this Agreement.

1. DEFINITIONS AND CONSTRUCTION.

1.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Date of Grant” means April 15, 2005.

(b) “Award” means a total of Fourteen Thousand Two Hundred and Forty (14,240) shares of Stock granted to the Participant pursuant to the terms and conditions of this Agreement.

(c) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer this Agreement, “Board” also means such Committee(s).

(d) “Cause” shall mean a Participant’s termination of employment for any of the following reasons: (i) theft, dishonesty or falsification of business records; (ii) improper use or disclosure of confidential or proprietary information regarding the Company; (iii) failure of the Participant to perform his or her job, including all assigned duties; (iv) any material breach of a written employment agreement which is not cured pursuant to the terms of the agreement; (v) the Participant’s conviction of a criminal act which impairs his or her ability to perform duties for the Company; or (vi) any action by the Participant which has a detrimental effect on the business of the Company.

(e) “Change in Control” shall mean: (i) the acquisition by an individual “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) or entity or a group of individuals or entities acting in concert, directly or indirectly, through one transaction or a series of related transactions, of more than 50% of the outstanding voting securities of the Company; (ii) a merger or consolidation of the Company with or into another entity after which the stockholders of the Company immediately prior to such transaction hold less than 50% of the

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voting securities of the surviving entity; or (iii) a sale of all or substantially all of the assets of the Company.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(g) “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Agreement and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Agreement, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(h) “Company” means Accredited Home Lenders Holding Co., a Delaware corporation, or any successor corporation thereto.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(k) “Good Reason” means: (i) the Participant’s compensation, including salary, bonus and perquisites, are reduced from the compensation level in effect for the Participant during the year preceding the Change in Control (or such shorter period of time as the Participant was employed by the Company); or (2) without the Participant’s consent, the relocation of the principal place of the Participant’s employment to a location that is more than

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fifty (50) miles from the Participant’s current place of employment; or (3) a material diminution of the Participant’s title or duties with the Company.

(l) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(m) “Participant” means Stuart D. Marvin.

(n) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

(o) “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

(p) “Restriction Period” means the period established in accordance with Section 3 during which shares subject the Award are subject to Vesting Conditions.

(q) “Securities Act” means the Securities Act of 1933, as amended.

(r) “Service” means the Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a director or a consultant. The Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Participating Company Group or change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, the Participant’s Service with the Participating Company Group shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant’s Service shall be deemed to have terminated unless the Participant’s right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining the Participant’s Vested Shares. The Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(s) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(t) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

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(u) “Vesting Conditions” mean those conditions established in accordance with Section 3 of this Agreement prior to the satisfaction of which shares subject to the Award remain subject to forfeiture or a repurchase option in favor of the Company.

1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2. THE AWARD.

2.1 Grant and Issuance of Shares. On the Date of Grant, the Participant will acquire and the Company will issue, subject to the provisions of this Agreement, a number of Shares equal to the Award provided by this Agreement. As a condition to the issuance of the Shares, the Participant shall execute and deliver to the Company along with this Agreement (a) the Joint Escrow Instructions in the form attached to this Agreement and (b) the Assignment Separate from Certificate duly endorsed (with date and number of shares blank) in the form attached to this Agreement.

2.2 No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Shares, the consideration for which shall be past services actually rendered and/or future services to be rendered to the Company or for its benefit.

2.3 Certificate Registration. The certificate for the Shares shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

2.4 Issuance of Shares in Compliance with Law. The issuance of the Shares shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No Shares shall be issued hereunder if their issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any Shares shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of the Shares, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

3. VESTING CONDITIONS.

3.1 Normal Vesting. Fifty percent (50%) of the Shares granted under this Award shall vest on February 15, 2008, provided that the Participant’s Service to the Company

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has not terminated prior to such date. An additional twenty-five percent (25%) of the Shares granted under this Award shall vest on February 15, 2009, and the remaining twenty-five percent (25%) of the Shares granted under this Awards shall vest on February 15, 2010, provided that the Participant’s Service to the Company has not terminated prior to any such date. No additional Shares will become vested following the Participant’s termination of Service for any reason. Shares that are not vested (“Unvested Shares”) shall be subject to the reacquisition rights set forth in Section 4.1 below.

3.2 Acceleration of Vesting Upon a Termination After a Change in Control. A Participant shall become one hundred percent (100%) vested in the Award in the event that if within one (1) year after a Change in Control the Participant’s employment is terminated without Cause, or if the Participant resigns for Good Reason. The Committee shall determine whether a termination of Service is for Cause or on account of Good Reason in accordance with this Agreement.

4. COMPANY REACQUISITION RIGHT.

4.1 Grant of Company Reacquisition Right. In the event that (a) the Participant’s Service terminates for any reason or no reason, with or without cause, or (b) the Participant, the Participant’s legal representative, or other holder of the Shares, attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to a Change in Control), including, without limitation, any transfer to a nominee or agent of the Participant, any Unvested Shares, the Company shall automatically reacquire the Unvested Shares, and the Participant shall not be entitled to any payment therefor (the “Company Reacquisition Right”).

4.2 Change in Control. Upon the occurrence of a Change in Control, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of the Participant’s ownership of Unvested Shares shall be immediately subject to the Company Reacquisition Right and included in the terms “Shares,” “Stock,” and “Unvested Shares” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Shares immediately prior to the Change in Control.

5. TAX MATTERS.

5.1 Tax Withholding. At the time this Agreement is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from any amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the Award, including, without limitation, obligations arising upon (a) the transfer of Shares to the Participant, (b) the lapsing of any Vesting Conditions with respect to any Shares, (c) the filing of an election to recognize tax liability, or (d) the transfer by the Participant of any Shares. The Company shall have no obligation to deliver the Shares or to release any Shares from an escrow established pursuant to this Agreement until the tax withholding obligations of the Company have been satisfied by the Participant.

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5.2 Election Under Section 83(b) of the Code.

(a) The Participant understands that Section 83 of the Code taxes as ordinary income the difference between the amount paid for the Shares, if anything, and the Fair Market Value of the Shares as of the date on which the Shares are “substantially vested,” within the meaning of Section 83. In this context, “substantially vested” means that the right of the Company to reacquire the Shares pursuant to the Company Reacquisition Right has lapsed. The Participant understands that he or she may elect to have his or her taxable income determined at the time he or she acquires the Shares rather than when and as the Company Reacquisition Right lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service no later than thirty (30) days after the date of acquisition of the Shares. The Participant understands that failure to make a timely filing under Section 83(b) will result in his or her recognition of ordinary income, as the Company Reacquisition Right lapses, on the difference between the purchase price, if anything, and the Fair Market Value of the Shares at the time such restrictions lapse. The Participant further understands, however, that if Shares with respect to which an election under Section 83(b) has been made are forfeited to the Company pursuant to its Company Reacquisition Right, such forfeiture will be treated as a sale on which there is realized a loss equal to the excess (if any) of the amount paid (if any) by the Participant for the forfeited Shares over the amount realized (if any) upon their forfeiture. If the Participant has paid nothing for the forfeited Shares and has received no payment upon their forfeiture, the Participant understands that he or she will be unable to recognize any loss on the forfeiture of the Shares even though the Participant incurred a tax liability by making an election under Section 83(b).

(b) The Participant understands that he or she should consult with his or her tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date of the acquisition of the Shares pursuant to this Agreement. Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to the Participant. The Participant acknowledges that he or she has been advised to consult with a tax advisor regarding the tax consequences to the Participant of the acquisition of Shares hereunder. ANY ELECTION UNDER SECTION 83(b) THE PARTICIPANT WISHES TO MAKE MUST BE FILED NO LATER THAN 30 DAYS AFTER THE DATE ON WHICH THE PARTICIPANT ACQUIRES THE SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. THE PARTICIPANT ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS THE PARTICIPANT’S SOLE RESPONSIBILITY, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS OR HER BEHALF.

(c) The Participant will notify the Company in writing if the Participant files an election pursuant to Section 83(b) of the Code. The Company intends, in the event it does not receive from the Participant evidence of such filing, to claim a tax deduction for any amount which would otherwise be taxable to the Participant in the absence of such an election.

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6. ESCROW.

6.1 Establishment of Escrow. To ensure that Shares subject to the Company Reacquisition Right will be available for reacquisition, the Participant agrees to deliver to and deposit with an escrow agent designated by the Company the certificate evidencing the Shares, together with an Assignment Separate from Certificate with respect to such certificate duly endorsed (with date and number of shares blank) in the form attached to this Agreement, to be held by the agent under the terms and conditions of the Joint Escrow Instructions in the form attached to this Agreement (the “Escrow”). The Company shall bear the expenses of the Escrow.

6.2 Delivery of Shares to Participant. As soon as practicable after the expiration of the Company’s Reacquisition Right, but not more frequently than twice each calendar year, the Company shall give to the escrow agent a written notice directing the escrow agent to deliver such Shares to the Participant. As soon as practicable after receipt of such notice, the escrow agent shall deliver to the Participant the Shares specified in such notice, and the Escrow shall terminate with respect to such Shares.

7. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

In the event of any stock dividend, stock split, reverse stock split, recapitalization, merger, combination, exchange of shares, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to this Agreement. Any and all new, substituted or additional securities or other property to which Participant is entitled by reason of his or her ownership of the Shares will be immediately subject to the provisions of this Agreement and the Escrow on the same basis as all Shares originally acquired hereunder and will be included in the terms “Shares” and “Stock” for all purposes of this Agreement and the Escrow with the same force and effect as the Shares presently subject thereto. The adjustments determined by the Board pursuant to this Section 7 shall be final, binding and conclusive.

8. LEGENDS.

The Company may at any time place legends referencing the Company Reacquisition Right and any applicable federal, state or foreign securities law restrictions on all certificates representing the Shares. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing the Shares in the possession of the Participant in order to carry out the provisions of this Section.

9. TRANSFERS IN VIOLATION OF AGREEMENT.

No Shares may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Participant), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Agreement and, except pursuant to a “Change in Control” as defined in the “Change-in-Control Agreement, until the date on which such shares become Vested Shares, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its

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books any Shares which will have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares will have been so transferred. In order to enforce its rights under this Section, the Company shall be authorized to give a stop transfer instruction with respect to the Shares to the Company’s transfer agent.

10. RIGHTS AS A STOCKHOLDER.

The Participant shall have no rights as a stockholder with respect to any Shares subject to the Award until the date of the issuance of a certificate for such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 7. Subject to the provisions of this Agreement, the Participant shall be entitled to all rights and privileges of a stockholder of the Company with respect to Shares deposited in the Escrow pursuant to Section 6.

11. RIGHT TO CONTINUED SERVICE WITH THE COMPANY.

Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of the Company or interfere in any way with any right of the Company to terminate the Participant’s Service at any time.

12. MISCELLANEOUS PROVISIONS.

12.1 Administration. All questions of interpretation concerning this Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Award. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

12.2 Amendment. The Board may amend this Agreement at any time; provided, however, that no such amendment may adversely affect the Participant’s rights under this Agreement without the consent of the Participant. No amendment or addition to this Agreement shall be effective unless in writing.

12.3 Nontransferability of the Award. The right to acquire Shares pursuant to the Award may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. During the lifetime of the Participant, all rights with respect to this Award shall be exercisable only by the Participant.

12.4 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

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12.5 Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

12.6 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature in this Agreement or at such other address as such party may designate in writing from time to time to the other party.

12.7 Integrated Agreement. This Agreement constitutes the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein and there are no agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein.

12.8 Applicable Law. The Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

12.9 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

By their signatures below, the Company and the Participant agree that the Award is governed by the provisions of this Agreement. The Participant acknowledges receipt of a copy of this Agreement, and represents that the Participant has read and is familiar with the provisions of the Agreement, and hereby accepts the Award subject to all applicable terms and conditions.

ACCREDITED HOME LENDERS HOLDING CO.		PARTICIPANT

James A. Konrath, Chief Executive Officer		Stuart D. Marvin

Dated as of April 15, 2005

Address:	ATTN: Chief Executive Officer
	15090 Avenue of Science	Address:
San Diego, CA 92128

ATTACHMENTS:     Joint Escrow Instructions and Assignment Separate from Certificate

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ACCREDITED HOME LENDERS HOLDING CO.

RESTRICTED STOCK AGREEMENT

JOINT ESCROW INSTRUCTIONS

These Joint Escrow Instructions are entered into as of April 15, 2005.

RECITALS

A. Accredited Home Lenders Holding Co., a Delaware corporation (the “Company”), and its undersigned employee (the “Participant”) desire to appoint David E. Hertzel, General Counsel of the Company, as their agent (the “Agent”) with respect to certain certificate(s) evidencing shares of the Company’s common stock (the “Stock”) awarded to the Participant pursuant to the terms and conditions of the Restricted Stock Agreement attached hereto as Exhibit A (the “Agreement”).

ESCROW INSTRUCTIONS

The Company and the Participant hereby authorize and direct the Agent to hold the documents and certificate(s) delivered to the Agent pursuant to these Escrow Instructions and to take the following actions with respect thereto, and the Company and the Participant hereby agree as follows:

1. The Participant hereby delivers and/or agrees to deliver to the Agent the Participant’s certificate(s) evidencing the Stock and an Assignment Separate From Certificate executed in blank. The Participant irrevocably authorizes the Company to deposit with the Agent any certificate(s) evidencing shares of the Company’s common stock acquired by the Participant pursuant to the Agreement which the Company may from time to time issue to the Participant during the term of these Escrow Instructions.

2. The provisions of these Escrow Instructions shall apply for so long as the Stock is subject to the Company Reacquisition Right set forth in the Agreement (the “Reacquisition Rights”). Upon termination of the Company’s Reacquisition Rights this escrow will terminate.

3. In the event the Company shall elect to exercise any of the Reacquisition Rights, the Company shall give to the Participant and the Agent a written notice (the “Reacquisition Notice”) which states (a) the terms and conditions of such purchase, determined in accordance with the provisions of the Stock Purchase Agreement, and (b) a time and date for a closing hereunder at the principal office of the Company. The Participant and the Company hereby irrevocably authorize and direct the Agent to close the transaction contemplated by the Reacquisition Notice in accordance with the terms of the Reacquisition Notice. At the closing, the Agent shall deliver the certificate(s) evidencing the shares of Stock to be transferred to the Company against the simultaneous delivery by the Company to the Agent of the consideration, if any, for the number of shares of Stock being thus purchased. The balance of any such shares of Stock and the consideration so received shall be retained by the Agent and held in accordance with these Escrow Instructions.

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4. The Company may at any time release some or all of the Stock from the provisions of these Escrow Instructions by giving written notice to the Participant and the Agent directing delivery to the Participant of the shares of Stock to be released. Twice per calendar year the Participant may request that the Company direct the Agent to release from the provisions of these Escrow Instructions the shares of Stock which are no longer subject to any of the Company’s Reacquisition Rights. The Company shall give to the Participant and the Agent written notice directing delivery to the Participant of the shares of Stock to be released. The Agent shall use the Agent’s best efforts to cause the certificate(s) evidencing the Stock held by the Agent to be delivered to the Participant pursuant to such notice within ten (10) days from receipt of such notice.

5. To facilitate the exercise of any of the Reacquisition Rights and the performance of these instructions, the Participant does hereby constitute and appoint the Agent as the Participant’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments, or other instruments which shall be necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated, including the Company’s exercise of its rights as a secured party. The Participant understands that such appointment is coupled with an interest and is irrevocable. Subject to the provisions of these Escrow Instructions, the Participant shall exercise all rights and privileges of a stockholder of the Company while the Stock is held by the Agent; provided, however, the Participant may not sell, transfer, dispose of, or in any manner encumber any shares of the Stock while such shares of Stock are held by the Agent hereunder.

6. If at the time of termination of this escrow, the Agent shall have in the Agent’s possession any documents, securities, or other property belonging to the Participant, the Agent shall deliver all of same to the Participant and shall be discharged of all further obligations hereunder.

7. The Agent’s duties hereunder may be altered, amended, modified, or revoked only by a writing signed by the Company and the Participant, and approved by the Agent.

8. The Agent shall not be personally liable for any act the Agent may do or omit to do hereunder as escrow agent, agent for the Company, or attorney in fact for the Participant while acting in good faith and in the exercise of the Agent’s own good judgment, and any act done or omitted by the Agent pursuant to the advice of the Agent’s own attorneys shall be conclusive evidence of such good faith.

9. The Agent is hereby expressly authorized to disregard any and all warnings by any of the parties hereto or by any other person, firm, corporation, or other entity, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments, or decrees of any court. In the event the Agent obeys or complies with any such order, judgment, or decree of any court, the Agent shall not be liable to any of the parties hereto or to any other person, firm, corporation, or other entity by reason of such compliance notwithstanding that any such order, judgment, or decree shall be subsequently reversed, modified, annulled, set aside, vacated, or found to have been entered without jurisdiction.

10. The Agent shall not be liable in any respect on account of the identity, authorities, or rights of the parties executing or delivering or purporting to execute or deliver any agreements

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or documents called for by the Stock Purchase Agreement or any documents or papers deposited or called for hereunder.

11. The Agent shall not be liable for the barring of any rights under the statute of limitations with respect to these Escrow Instructions or any documents deposited with the Agent.

12. By signing these Escrow Instructions, the Agent becomes a party hereto only for the purpose of said Escrow Instructions. The Agent shall not be considered a party to the Stock Purchase Agreement or to any documents or agreements called for by the Stock Purchase Agreement.

13. The Agent may resign from the Agent’s duties hereunder at any time upon written notice to the Company and the Participant and delivery of all documents and certificates held in this escrow to the successor escrow agent. If a successor escrow agent has not been appointed within thirty (30) days, the Agent may deliver all such documents and certificates to the Company, at which time, all further responsibilities and duties of the Agent shall cease.

14. If prior to the termination of these Escrow Instructions the Agent shall resign or otherwise cease to operate as escrow agent, a successor escrow agent shall be designated by the Board of Directors of the Company. The Board of Directors of the Company may, at any time, substitute another party in the Agent’s place as escrow agent hereunder, and the Participant hereby expressly accepts such substitution.

15. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)	if to the Company, to:

Accredited Home Lenders Holding Co.
15090 Avenue of Science
San Diego, CA 92128
Attn: General Counsel

(b)	if to the Participant, to the address set forth below the Participant’s signature below.

(c)	if to the Agent, to:

General Counsel
Accredited Home Lenders Holding Co.
15090 Avenue of Science
San Diego, CA 92128

16. The provisions of these Escrow Instructions shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

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17. These Escrow Instructions shall be governed, to the fullest extent possible, by the laws contained in the California Commercial Code, including any regulations or judicial interpretations with respect thereto. To the extent that any matter is not governed by the laws contained in the California Commercial Code, such matter shall be governed by the laws of the state of the Participant’s residence as such laws are applied to agreements between residents of such state entered into and to be performed entirely within such state.

18. The terms and conditions of these Escrow Instructions, including all terms and conditions incorporated by reference herein, shall survive the exercise of the stock purchase right granted pursuant to the Stock Purchase Agreement and shall continue in full force and effect thereafter.

19. These Escrow Instructions, the Notice and the Stock Purchase Agreement contain the entire understanding of the Company and the Participant with respect to the subject matter contained herein, and there are no other contracts, agreements, understandings, representations, warranties, or covenants with respect to the subject matter contained herein.

IN WITNESS WHEREOF, the Company and the Participant have executed these Escrow Instructions as of the date first above written.

ACCREDITED HOME LENDERS HOLDING CO.

James A. Konrath, Chief Executive Officer

PARTICIPANT:

Stuart D. Marvin

Address:

ESCROW AGENT:

David E. Hertzel, General Counsel

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The undersigned, being the spouse of the above-named Participant, does hereby acknowledge that the undersigned has read and is familiar with the provisions of the above Joint Escrow Instructions, and the undersigned hereby agrees thereto and joins therein to the extent, if any, that the agreement and joinder of the undersigned may be necessary.

Signature of Spouse, if applicable

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ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED the undersigned does hereby sell, assign and transfer unto __________________________________________________________________________________________ __________________________________________(_____________) shares of the common stock of Accredited Home Lenders Holding Co. (the “Company”) standing in the undersigned’s name on the books of said corporation represented by Certificate No.______________ herewith and does hereby irrevocably constitute and appoint the General Counsel of the Company as Attorney to transfer the said stock on the books of said corporation with full power of substitution in the premises.

Dated:
Signature

Print Name

Exhibit C

ACCREDITED HOME LENDERS, INC.

INCENTIVE COMPENSATION PLAN FOR

EXECUTIVE MANAGEMENT

1. The Plan Objectives. This document defines the Compensation Plan (“Plan”) of Accredited Home Lenders, Inc. (“Company”) for Executive Management (“Employee”). This Plan constitutes the complete statement of the Employee’s incentive compensation at the Company. This Plan supercedes all prior plans and incentive compensation statements and applies with regard to the earning of incentive compensation. However, nothing in this Plan limits the Company’s ability to periodically implement special purpose incentive programs and bonuses to accentuate Employee’s performance. The purpose of this Plan is to reward performance and to provide a fully competitive level of compensation. This is not an employment contract, but rather strictly a guide for compensation.

2. Term of Plan: This Plan shall be effective from January 1, 2005 through December 31, 2005, unless otherwise amended or terminated by the Company in accordance with the terms of this Plan.

3. Compensation. Compensation will consist of the following:

3.1 Base Salary. Base Salary is the Employee’s regular monthly salary, which is paid according to the Company’s standard payroll procedures.

3.2 Incentive Compensation. The Incentive Compensation for an eligible Employee (as defined in Section 4 below) may be comprised of both a cash distribution as well as a stock award made pursuant to the Company’s Deferred Compensation Plan. The cash distribution and stock award that an Employee may be eligible to receive is based upon individual performance and achievement of certain performance objectives as well as the Company’s overall financial performance (which is based upon the Company’s net income after tax for the Plan year). The maximum awards that may be granted are based upon different levels of the Company’s financial performance and the Employee’s Base Salary earnings in accordance with the table set forth below:

Net Income After Tax		Maximum Award (Pct. of base salary)
Dollars (in millions)	Percentage of 2005 Operating Plan	Cash	Stock Award
$92.4	60%	25%	0%
$115.6	75%	67%	0%
$154.1	100%	125%	140%
$169.5	110%	125%	170%
$184.9	120%	125%	200%
$200.3	130%	125%	225%
$215.7	140%	125%	245%
$231.1	150%	125%	260%
$246.5	160%	125%	275%

Thereafter, each additional full 10% increase in the Company’s net income after tax as a percentage of the Company’s 2005 Operating Plan net income after tax results in a 10 percentage point increase in the Stock Maximum Award. The number of shares included in a stock award would be based upon the closing price for the stock as of the date the stock is awarded. The maximum award levels, as well as actual Employee Incentive Compensation awards made pursuant to the Plan, are subject to approval by the Compensation Committee of the Company’s Board of Directors. There is no guarantee that any Employee will receive any or all of the maximum award that is available based upon the Company’s financial performance.

4. Eligibility: To be eligible for the Incentive Compensation, the Employee must meet the following requirements: (1) Employee must be employed as of September 1, 2005; (2) Employee must be employed in one of the following capacities: Chief Executive Officer, the President, the Executive Vice President or the Director of Operations; and (3) Employee must be employed with the Company at the time payment is made.

5. Timing of Payment, Distribution and Vesting: Incentive Compensation will be awarded when accurate financial data is available for 2005, but in no event later than March 15, 2006. The cash portion of the Incentive Compensation will not be subject to any contingencies and will be currently taxable to the Employee and subject to normal withholdings. Any stock award will be made pursuant to the Company’s Deferred Compensation Plan and will not be distributable until it has vested in accordance with the following schedule:

Vesting Date	Percentage Vested
2nd Anniversary of the Award Date	50%
3rd Anniversary of the Award Date	Additional25%
4th Anniversary of the Award Date	Additional 25%

Distributions of stock awards shall be made in common stock of Accredited Home Lenders Holding Co., and the fair market value of the stock distributed shall be subject to customary payroll withholdings. Arrangements satisfactory to the Company for payment of the withholdings must be made prior to distribution. Distribution alternatives for stock awards and procedures for selecting among those alternatives, as well as other terms and conditions of the Company’s Deferred Compensation Plan, shall be separately communicated to Employee.

6. Plan Changes or Termination. The Company reserves the right to add, change or delete any element of the Plan, or terminate the Plan in its entirety, with a reasonable written notice to the Employee.

7. At-Will Employment. The Employee understands that employment at the Company is “at will” and for no definite period of time. Either party may terminate employment at any time with or without notice and for any reason or for no reason. The employment at will relationship remains in effect regardless of any statements made in this Plan or any other written or oral communication. The statements and policies set forth in this Plan are not intended to create a contract, nor are they to be construed to constitute contractual obligations of any kind or a contract of employment between the Company and the Employee. Finally, any oral promises or commitments of any kind made by a supervisor or manager are not valid and binding unless contained in this Plan.

8. Future Participation. Nothing in this Plan creates any rights in any employee of future participation in this Plan or any other Plan, or constitutes any guarantee of compensation or employment with the Company. Further, the Company does not have any obligation under this Plan or otherwise to adopt this or any other compensation plan in the future. This Plan will be administered and interpreted by the Company in its sole discretion. Any modification to this Plan may only be made in a writing signed by the Company’s President and/or Chief Executive Officer.

9. Plan Acknowledgement. I acknowledge that I have received a copy of this Plan effective as of January 1, 2005. I also acknowledge that I have read, understand, and agree to abide by the terms and conditions contained therein.

Date: , 2005.
Signature

Print Name